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                                     EXHIBIT 10.38

                             AMENDMENT TO  LEASE SCHEDULE

            Master Property Lease Agreement No. 943  Dated March 29, 1994
                        Schedule No.  2   Dated March 29, 1994

      The Initial Term of the Lease for the Units covered by this Schedule No. 2 to the Master Property Lease Agreement No. 943, is hereby extended beyond the original expiration date of August 31, 1997, such that the lease term will continue through OCTOBER 31, 2001.

      The Lease Rate Factor for the rents payable during the extended term of the lease from September 1, 1997 through October 31, 2001, shall be 0.76074 times (fifty percent) of the original cost to Lessor of the Units under this Lease Schedule, plus applicable taxes.

      The rent per month for each of the months during the extended term shall be $8,368.14, plus applicable taxes.

      The rental payments during the extended lease term shall be made monthly in advance on the first day of each month, beginning on September 1, 1997.

      Lessee's Options as set forth in Section 6 of the Schedule, shall remain in effect, with the exception that reference to the date of August 31, 1997, shall be substituted with the date of October 31, 2001, which is the termination date of the extended lease.

      Except as specifically amended hereby, Schedule No.2 shall be and remain in full force and effect.

      This Amendment has been entered into, and is made a part of the above referenced Schedule, as March 29, 1996.

ARRIS PHARMACEUTICAL                   HAMBRECHT & QUIST
CORPORATION                            GUARANTY FINANCE, L.P.
By:  /s/ Daniel H. Petree        .     By:  /s/ Donald M. Campbell  .
   -------------------------------        ---------------------------
Name:                    .             Name:                    .
      --------------------                  ---------------------
Title:  CFO                  .         Title:  President
      ------------------------                ----------
                                       Guaranty Finance Management Corp.
                                       General Partner                 .
                                                      ------------------

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    Amendment to Schedule No. 2 to Master Property Lease Agreement No. 943